Exhibit 10.1
*** Where this marking appears throughout this Exhibit 10.1, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the Securities and Exchange Commission separately.

THIRD AMENDMENT TO
CRUDE OIL STORAGE SERVICES AGREEMENT

This THIRD AMENDMENT TO CRUDE OIL STORAGE SERVICES AGREEMENT, (the “Amendment”) is dated August 12, 2016 but will be effective as of May 1st, 2017 (the “Effective Date”), made by and between BKEP Pipeline, L.L.C., a Delaware limited liability company, (the “Operator”) and Vitol, Inc., a Delaware corporation, (the “Customer”), each referred to individually as “Party” or collectively as “Parties”.

RECITALS

WHEREAS, the parties previously entered into that certain Crude Oil Storage Services Agreement dated effective November 1st, 2010, further amended on March 1, 2014 (“First Amendment”) and again on May 1, 2015 (“Second Amendment”), (the “Agreements”), the parties desire to enter into this Third Amendment (“Third Amendment”) dated as of the date indicated above, but with an effective date of May 1, 2017 (the “Effective Date”). Prior to May 1, 2017, the Second Amendment previously entered into by the Parties shall be in effect and all term and conditions of said Second Amendment shall be in effect and legally binding on the Parties.

WHEREAS, the parties desire to amend the Agreement as hereinafter described by modifying the Term and Fees of said Agreement.

NOW THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties hereto agree as follows:

Shell Capacity. Commencing on the Effective Date, the Shell Capacity available to the Customer for storage as set forth in Third Amendment shall continue to be two million two hundred and fifteen thousand barrels (2,215,000 barrels) of dedicated storage available to the Customer for storage of Customer’s crude oil.

Term. This Third Amendment shall amend the term of the Second Amendment to One (1) year commencing on May 1st, 2017 and ending on April 30, 2018. The Customer shall have a one-time Option (“Customer Option”) to extend the term for One (1) additional year commencing on May 1, 2018 and ending on April 30, 2019. Customer must provide written notice to the Operator per the Notice section below at any time prior to February 1, 2018 (“Customer Option Exercise Deadline”) in order to exercise the Customer Option. If notice has been provided by Customer of Customer’s intent to exercise the Customer Option, the parties shall work in good faith to negotiate and execute a fourth Amendment within 30 days amending the Term as set forth above. Exercising of the Customer Option will have the effect of extending the Term of the Contracts only, and the Monthly Storage Fee (as defined below) and the Shell Capacity (as defined above) shall remain the same, unless mutually agreed too otherwise by the parties.

Monthly Storage Fee. Commencing on the Effective Date, the monthly storage fee paid by Customer to Operator will change to *** per Barrel of Shell Capacity (the “Monthly Storage Fee”), for a monthly total of ***, regardless of the actual volume of Crude Oil placed in the facility.

Customer Option Notice. Written notice for exercise of the Customer Option by the Customer must be provided to the Operator by the Customer Option Exercise Deadline to the following Operator individuals:

BKEP Pipeline, L.L.C.
201 NW 10th Street, Suite 200
Oklahoma City, OK 73103
Attn: Marcia Mehmert - Sr. Mgr. Business Development
E-Mail: mmehmert@bkep.com

With a copy to:
BKEP Pipeline, LLC
6060 American Plaza, Suite 600
Tulsa, OK 74135
Attn: Legal Department

A notice given by overnight courier shall be deemed to have been received when the notice is actually delivered to or refused by the Operator, as reflected in the courier company’s delivery records. Notice shall not be given by facsimile transmission, electronic messaging system or email.

Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone, and all of which together, shall constitute one and the same amendment.

Effect of Amendment. This Amendment shall be effective as of the Effective Date. Except as expressly amended or modified herein, all other terms, covenants, and the conditions of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect. In the event of conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date above.

BKEP Pipeline, LLC, a Delaware limited
liability company

/s/ Mark Hurley
Title: CEO

Vitol, Inc., a Delaware Corporation

/s/ Sebastian Moretti
Title: Vice President - Operations

EXHIBIT B
STORAGE SERVICES

BBL Increments	Amendment No.	Storage Fee (Per bbl)	Effective Date	Expiration Date	Term Length (in months)

2,215,000	Second	$***	5/1/2015	4/30/2017	24

2,215,000	Third	$***	5/1/2017	4/30/2018	12